Virtus Credit Opportunities Fund, Virtus Multi-Strategy Target Return Fund,

Virtus Select MLP and Energy Fund, and Virtus Strategic Income Fund,

each a series of Virtus Alternative Solutions Trust

Supplement dated November 21, 2016 to the Statutory Prospectus and Statement of Additional Information, each dated February 29, 2016, as supplemented

Important Notice to Investors

The section “Management Fees” on page 68 of the statutory prospectus is hereby replaced in its entirety with the following:

Virtus Credit Opportunities Fund and Virtus Strategic Income Fund pay VAIA an investment management fee that is accrued daily against the value of the fund’s average daily Managed Assets at the annual rates shown in the table below. “Managed Assets” means the total assets of the fund, including any assets attributable to borrowings, minus the fund’s accrued liabilities other than such borrowings. (As of the date of this prospectus, the funds do not intend to engage in borrowing.)

	All Assets	First $5 billion	$5+ billion
Virtus Credit Opportunities Fund	0.75%	—	—
Virtus Strategic Income Fund	—	0.80%	0.75%

Virtus Multi-Strategy Target Return Fund and Virtus Select MLP and Energy Fund pay VAIA an investment management fee that is accrued daily against the value of the fund’s net assets at the annual rates shown in the table below.

	All Assets	First $5 billion	$5+ billion
Virtus Multi-Strategy Target Return Fund	—	1.30%	1.25%
Virtus Select MLP and Energy Fund	1.00%	—	—

Out of its investment management fee, VAIA pays each subadviser a subadvisory fee. For its services to Virtus Credit Opportunities Fund and Virtus Strategic Income Fund, Newfleet receives as its subadvisory fee 50% of the net investment management fee. For its services to Virtus Select MLP and Energy Fund, Duff & Phelps receives as its subadvisory fee 50% of the net investment management fee.

In the section “Investment Advisory Agreement and Expense Limitation Agreement”, the first table on page 75 Statement of Additional Information is hereby replaced with the following:

Virtus Credit Opportunities Fund*	0.75%
Virtus Select MLP and Energy Fund	1.00%

	First $5 billion	$5+ billion
Virtus Multi-Strategy Target Return Fund	1.30%	1.25%
Virtus Strategic Income Fund*	0.80%	0.75%

* Investment Advisory Fee paid on Managed Assets.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.

VAST 8034/ManagementFeesCorrection (11/16)